UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2008

                          MFS Intermediate Income Trust
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               (Exact Name of Registrant as Specified in Charter)

   Massachusetts                     811-5440                     04-3000636
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
     Incorporation)                                          Identification No.)

500 Boylston Street, Boston, Massachusetts                   02116
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(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (617) 954-5000

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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
or Standard; Transfer of Listing

     On November 4, 2008, MFS Intermediate Income Trust (the "Trust") issued a press release announcing that on November 4, 2008, the New York Stock Exchange deemed the Fund non-compliant with the Exchange's corporate governance listing standards as a result of a failure to hold its 2008 annual meeting of shareholders to elect Trustees. The Fund strongly disagrees with the Exchange's determination that the Fund failed to hold its Annual Meeting. The full text of the press release issued in connection with the announcement is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

     (d)    Exhibits

            The following exhibit relating to Item 8.01 shall be deemed to be furnished, and not filed:

            99.1  Press release issued by the Registrant on November 4, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MFS INTERMEDIATE INCOME TRUST
Date:  November 4, 2008                 By: SUSAN S. NEWTON
                                            ---------------
                                            Susan S. Newton
                                            Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.          Description
99.1                 Press release issued by the Registrant on November 4, 2008